===============================================================================

                                   FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                     AMENDMENT  TO  APPLICATION  OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                        UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 2

     The undersigned registrant hereby amends its Current Report on Form 8-K dated October 14, 1994 which was subsequently amended by Form 8-K/A Amendment
No. 1 filed with the Securities and Exchange Commission on December 29, 1994. The Pro Forma Statements of Operations for the Twelve Months Ended December 31, 1993, was updated to include the effect of the 1993 acquistions and 1993 pro forma adjustments. In addition, the Notes to the Pro Forma Condensed Financial Statements were updated to reflect the additional disclosures required for the 1993 acquisitions and 1993 pro forma adjustments, as well as, additional information regarding the reconciliation of net income for previously filed 8-K's and a detail schedule of the purchase price of the properties acquired and shown on the Pro Forma Balance Sheet at September 30, 1994. The Pro Forma Financial Statement for the nine months ended September 30, 1994 was updated to reflect the numbering changes in the Notes to the Pro Forma Financial Statements. The accountants' report and consent have been revised to include the city and state where issued.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

     (a)  Financial Statements of Real Estate Properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
              (23) Consents of experts

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         UNITED DOMINION REALTY TRUST, INC.
                                         ----------------------------------
                                                   (Registrant)



                                         /s/ JERRY A. DAVIS
                                         -----------------------------------
                                         Jerry A. Davis
                                         Vice President
                                         Corporate Controller


Date:  October 14, 1994


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
                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Copperfield Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Copperfield Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Copperfield Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Copperfield Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Copperfield Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
November 10, 1994

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report



To the Owners of
Mediterranean Village Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Mediterranean Village Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Mediterranean Village Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mediterranean Village Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Mediterranean Village Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 2, 1994

                    (Letterhead of L.P. Martin & Company)


                         Independent Auditors' Report




To the Owners of
Briar Club Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Briar Club Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Briar Club Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Briar Club Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Briar Club Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 9, 1994

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report




To the Owners of
Covington Crossing Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Covington Crossing Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Covington Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Covington Crossing Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Covington Crossing Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 9, 1994

                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Hunters Trace Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Hunters Trace Apartments for the year ended December 31, 1993.
This financial statement is the responsibility of the management of Hunters Trace Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hunters Trace Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hunters Trace Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 9, 1994

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS  ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)




                                                                                                                    ACQUISITIONS
                                                                                                                     PREVIOUSLY
                                                                                                                    REPORTED ON
                                                               ACQUISITIONS                                       FORMS 8-K DATED
                                                                PREVIOUSLY            1993                        APRIL 15, 1994,
                                                               REPORTED ON        ACQUISITIONS    PRO FORMA        MAY 17, 1994,
                                                              FORM 8-K DATED       PRO FORMA     BEFORE 1994     MAY 26, 1994 AND
                                         HISTORICAL (1)   DECEMBER 31, 1993 (3)   ADJUSTMENTS   ACQUISITIONS   SEPTEMBER 1, 1994 (4)
INCOME
Property operations:
  Rental Income                             $89,084                $9,424                          $98,508            $47,005
  Property expenses:
    Utilities                                 7,838                   846                            8,684              3,551
    Repairs & maintenance                    13,950                 1,407                           15,357              6,969
    Real estate taxes                         5,777                   780                            6,557              3,542
    Property management                       2,782                   422                            3,204              2,243
    Other operating expenses                  7,512                 1,552                            9,064              6,831
    Depreciation of real estate owned        19,516                                   1,267 (9)     20,783

                                             57,375                 5,007             1,267         63,649             23,136

Income from property operations              31,709                 4,417            (1,267)        34,859             23,869
Interest income                                 708                                    (438)(10)       270

                                             32,417                 4,417            (1,705)        35,129             23,869

EXPENSES
    Interest                                 17,237                                   1,208 (9)     18,445             11,293
    General and administrative                3,349                                                  3,349
    Other depreciation and amortization         545                                                    545


                                             21,131                     0             1,208         22,339                  0
Income before gains (losses) on
    investments and extraordinary item       11,286                 4,417            (2,913)        12,790             23,869

Gains (losses) on sale of investments           (89)                                                   (89)

Net income                                  $11,197                $4,417           ($2,913)       $12,701

Net income per share                        $  0.29                                                $  0.33
                                                                                                                      $23,869
Distributions declared per share            $  0.70                                                $  0.70

Weighted average number of shares
  outstanding                                38,202                                                 38,202              8,479


                                                       ACQUISITIONS
                                                        REPORTED ON       PREVIOUS 1994
                                                     FORM 8-K DATED         PRO FORMA         PRO FORMA              PRO
                                                   OCTOBER 14, 1994 (5)    ADJUSTMENTS       ADJUSTMENTS            FORMA
INCOME
Property operations:
  Rental Income                                           $8,578                                                   $154,091
  Property expenses:
    Utilities                                                440                                                     12,675
    Repairs & maintenance                                  1,019                                                     23,345
    Real estate taxes                                        946                                                     11,045
    Property management                                      425               ($528)(6)       (131)(12)              5,213
    Other operating expenses                                 956                (554)(7)                             16,297
    Depreciation of real estate owned                                          7,816 (8)      1,551 (13)           $ 30,150

                                                           3,786               6,734          1,420                  98,725

Income from property operations                            4,792              (6,734)        (1,420)                 55,366
Interest income                                                                                                         270

                                                           4,792              (6,734)        (1,420)                 55,636

EXPENSES
    Interest
    General and administrative                                                11,293 (8)      3,319 (15)             33,057
    Other depreciation and amortization                                                                               3,349
                                                                                                                        545

                                                               0              11,293          3,319                  36,951
Income before gains (losses) on
    investments and extraordinary item                     4,792             (18,027)        (4,739)                 18,685

Gains (losses) on sale of investments                                                                                   (89)

                                                          $4,792            ($18,027)        (4,739)               $ 18,596


Net income                                                                                                            $0.40

Net income per share
Distributions declared per share                                                                                      $0.70

Weighted average number of shares
  outstanding                                                                                                        46,681

                               UNITED DOMINION REALTY TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS
                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                           (UNAUDITED)
                       (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                      ACQUISITIONS
                                                                       PREVIOUSLY
                                                                      REPORTED ON
                                                                    FORMS 8-K DATED
                                                                    APRIL 15, 1994,            ACQUISITION
                                                                     MAY 17, 1994,             REPORTED ON
                                                                   MAY 26, 1994 AND          FORM 8-K DATED
                                             HISTORICAL (1)      SEPTEMBER 1, 1994 (4)     OCTOBER 14, 1994 (5)
STATEMENT OF OPERATIONS

Income
Property operations:
Rental Income                                     $95,905               $20,860                  $6,268
   Property expenses:
        Utilities                                   7,928                 1,713                     306
        Repairs & maintenance                      14,607                 3,471                     734
        Real estate taxes                           6,475                 1,536                     760
        Property management                         3,596                 1,000                     304
        Other operating expenses                    8,206                 2,888                     741
        Depreciation of real estate owned          19,807
                                                   60,619                10,608                   2,845
Income from property operations                    35,286                10,252                   3,423
Interest income                                       541
                                                   35,827                10,252                   3,423

Expenses
    Interest                                       18,202
    General and administrative                      3,566
    Other depreciation and amortization               581
                                                   22,349                     0                       0
Income before gains (losses) on investments
    and extraordinary item                         13,478                10,252                   3,423

Gains (losses) on sale of investments                 (20)
Income before extraordinary item                   13,458                10,252                   3,423
Extraordinary item - early extinguishment of
         debt                                         (89)
Net income                                        $13,369               $10,252                  $3,423

Net income per share                                $0.30

Distributions declared per share                   $0.585


Weighted average number of shares outstanding      44,814                 5,377










                                                         PREVIOUS
                                                        PRO FORMA        PRO FORMA            PRO
                                                      ADJUSTMENTS       ADJUSTMENTS          FORMA
STATEMENT OF OPERATIONS

Income
Property operations:
Rental Income                                                                               $123,033
   Property expenses:
        Utilities                                                                              9,947
        Repairs & maintenance                                                                 18,812
        Real estate taxes                                                                      8,771
        Property management                              ($239)(6)          ($89)(12)          4,572
        Other operating expenses                          (277)(7)                            11,558
        Depreciation of real estate owned                3,354 (8)         1,160 (13)         24,321
                                                         2,838             1,071              77,981
Income from property operations                         (2,838)           (1,071)             45,052
Interest income                                            (96)(11)          (15)(14)            430
                                                        (2,934)           (1,086)             45,482

Expenses
    Interest                                             5,218 (8)         2,431 (15)         25,851
    General and administrative                                                                 3,566
    Other depreciation and amortization                                                          581
                                                         5,218             2,431              29,998
Income before gains (losses) on investments
    and extraordinary item                              (8,152)           (3,517)             15,484

Gains (losses) on sale of investments                                                            (20)
Income before extraordinary item                        (8,152)           (3,517)             15,464
Extraordinary item - early extinguishment of
         debt                                                                                    (89)
Net income                                             ($8,152)          ($3,517)            $15,375

Net income per share                                                                         $  0.31

Distributions declared per share                                                             $ 0.585


Weighted average number of shares outstanding                                                 50,191

                       UNITED DOMINION REALTY TRUST, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1 Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10Q for the nine months ended September 30, 1994 and its Annual Report on Form 10K for the year ended December 31, 1993.

2. To record the purchase of Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments, acquired after September 30, 1994 assuming that the acquisitions were financed with funds previously invested in short-term investments and through the assumption of a tax-exempt bond on Hunters Trace Apartments in the amount of $5.97 million. Copperfield Apartments and Mediterranean Village Apartments were acquired prior to or on September 30, 1994 and are therefore included in the Trust's historical balance sheet. The purchase price, including closing costs, for the three properties acquired subsequent to September 30, 1994 is as follows:

             PROPERTY ACQUIRED                          PURCHASE PRICE
                                                        (IN THOUSANDS)

             Briar Club Apartments                       $   8,143
             Covington Crossing Apartments                   5,319
             Hunters Trace Apartments                        7,565
                                                           -------
                               Total                     $  21,027
                                                            ======

3. Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated December 31, 1993" give effect to significant acquisitions that were previously reported to the Securities and Exchange Commission by the Trust on Form 8-K dated December 31, 1993 and subsequently amended by Form 8-K/A No.1 filed with the Securities and Exchange Commission on March 3, 1994 and is inclusive of the net adjustments required to allow for a full year of actual rental income and related expenses. Acquisitions previously reported on Form 8-K dated December 31, 1993 were for the nine month period ended September 30, 1993. This column includes the adjustments to net income for these properties between October 31, 1993 and December 31, 1993 which were not included in the Trust's historical statements of operation. These adjustments were derived from the operating statements of the respective properties.

4. Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. A reconciliation of net income for the nine months ended September 30, 1994 to previously filed Forms 8-K and/or 8-K/A is as follows:



8-K FILED             FILING TO UPDATE             NET INCOME          NET INCOME
                            8-K                    (NINE MONTHS,       (TWELVE MONTHS,
                                                   IN THOUSANDS)       IN THOUSANDS)
April 15, 1994         8-K/A  June 7, 1994            $   845             $  3,832
May 17, 1994           8-K/A  July 26, 1994               546                2,094
May 26, 1994           8-K    August 31, 1994*          6,619               13,568
September 1, 1994      8-K/A  November 11, 1994         2,242                4,375
                                                      -------              -------
                                                      $10,252              $23,869
                                                       ======               ======

      * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

5. To record historical results of the properties for the year ended December 31, 1993 and the nine months ended September 30, 1994 as if the properties had been owned throughout each year.

6.       To  record  the  net  decrease  in  property  management  fees  for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

7. To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

8. To record depreciation and interest expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight line basis over estimated useful lives of the related assets which range from 15 and 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years.

9. To record depreciation and interest expense on the acquisitions previously reported on Form 8-K dated December 31, 1993 and subsequently amended by Form 8-K/A No. 1 filed with the Securities and Exchange Commission on March 3, 1994.

10. Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition for the year ended December 31, 1993 as previously reported on Form 8-K dated December 31, 1993 and subsequnetly amended by Form 8-K/A No.1 filed with the Securities and Exchange Commission on March 3, 1994.

11. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994) and Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) at assumed interest rates in effect at the time of the acquisition.

12. To record the net decrease in property management fees for the properties. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

13. To record depreciation based upon the allocation of the purchase price of the properties. Depreciation is computed on a straight line basis over estimated useful lives of the related assets which range from 15 and 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years.

14. Reflects the reduction of interest income for four days associated with he use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the nine months ended September 30, 1994, such acquisitions consist of Mediterranean Village Apartments , Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments.

15. Reflects the additional interest expense on bank debt used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition and the assumption of a $5.97 million tax-exempt housing bond bearing interest of 6.25% on Hunters Trace Apartments.